Exhibit 10.20

MNTN, INC.

AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES

This amendment to the Note and Warrant Purchase Agreement and Omnibus Amendment to Notes (the “Amendment”) is made and entered into as of May 4, 2023 by and among MNTN, Inc., a Delaware corporation (the “Company”), and the lenders named on Schedule 1 thereto (the “Lenders”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

RECITALS

Whereas, the Company and the Lenders entered into that certain Note and Warrant Purchase Agreement, dated January 27, 2023 (the “Purchase Agreement”);

Whereas, pursuant to the Purchase Agreement, the Company issued Subordinated Convertible Promissory Notes to the Lenders in the amounts set forth on Schedule 1 to the Purchase Agreement, (the “Notes”) and in return for the Company’s receipt of the principal amount of the Notes, each Lender at such closing received a warrant to purchase shares of Series D Preferred Stock (the “Warrants”);

Whereas, pursuant to Section 5.2 of the Purchase Agreement and Section 13.5 of the Notes, any provision in the Purchase Agreement and the Notes, may be amended with the written consent of the Company and the Lenders of a majority of the then-outstanding aggregate principal amount of the Notes, which majority shall include Greycroft or any of its Affiliates (the “Requisite Lenders”);

Whereas, the undersigned Lenders represent the Requisite Lenders; and

Whereas, the undersigned Lenders desire to amend the Purchase Agreement and the Notes as of the date hereof as set forth below.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Lenders, intending to be legally bound, hereby consent to the below amendments of the Purchase Agreement, which amendments shall be binding on and effective against all of the Lenders, and agree as follows:

1.            Amendment to the Purchase Agreement.

a.            The first sentence of Section 1.3(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“The Company may sell, in one or more subsequent closings on or prior to May 31, 2023 (each, a “Subsequent Closing”), additional Notes, which, when combined with the Notes sold at the Initial Closing above, will not result in the sale of greater than Fifty Five Million Dollars ($55,000,000) in aggregate original principal amount of the Notes (the “Maximum Note Amount”).”

b.            The first sentence of Section 5.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“This Agreement may only be amended, waived, discharged or terminated (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Lenders of a majority of the then-outstanding aggregate principal amount of the Notes (collectively, the “Requisite Lenders”).”

2.            Amendment to all of the Notes.

a.            The fourth sentence of the first paragraph of the Notes is hereby deleted in its entirety and replaced with the following:

“This subordinated convertible promissory note (the “Note”) is issued as part of a series of notes (collectively, the “Notes”) pursuant to that certain Note Purchase Agreement, dated January 27, 2023 (as the same may be amended and/or restated from time to time, the “Note Purchase Agreement”), among the Company, Lender and to certain persons and entities (collectively, with Lender, the “Lenders”).”

3.            Amendment to the Greycroft and IAG Notes.

a.            The definition of “Requisite Lenders” as used in (x) the Note issued to Greycroft Growth III, L.P. on January 27, 2023 (the “Greycroft Note”) and (y) the Note that will be issued to IAG Fund III, LP on or about the date hereof (the “IAG Note”) is and shall hereby be deleted in its entirety and replaced to mean the following:

“The Lenders of a majority of the then-outstanding aggregate principal amount of the Notes, which majority must include Lender.”

For the avoidance of doubt, the definition of “Requisite Lenders” in the Purchase Agreement and all other Notes (other than the Greycroft Note and IAG Note) shall reflect the definition set forth in Section 1(b) above.

4.            Waiver. For the avoidance of doubt, the undersigned Lenders, who constitute the Requisite Lenders, hereby irrevocably waive on behalf of themselves and on behalf of all other Lenders, all provisions of Section 5.16 of the Purchase Agreement relating to this Amendment, including without limitation, the amendment to the Greycroft Note and IAG Note set forth in Section 3 above.

5.	Miscellaneous.

a.            To the extent that this Amendment would permit such actions if taken after the date hereof, all actions taken by the Company prior to the execution of this Amendment with respect to the Purchase Agreement are hereby authorized, approved and ratified.

b.            Except as effected by this Amendment, the terms and provisions of the Purchase Agreement and Notes shall remain unchanged and in full force and effect.

c.            This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) or other electronic format and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

d.            This Amendment shall be governed by, and construed in accordance with, the Delaware General Corporation Law, without reference to principles of conflict of laws or choice of laws.

e.            The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

f.            The Purchase Agreement, as modified by this Amendment, along with the Notes and Warrants, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

COMPANY:

MNTN, INC.

By:	/s/ Patrick Pohlen
Name: Patrick Pohlen
Title: Chief Financial Officer

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Purchase Agreement as of the date first written above.

LENDER:

MERCATO PARTNERS GROWTH III, L.P.

By: Mercato Partners Growth III GP, LLC
Its: General Partner

By:	/s/ Joe Kaiser
Name: Joe Kaiser
Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Purchase Agreement as of the date first written above.

LENDER:

MERCATO PARTNERS GROWTH AI III, L.P.

By: Mercato Partners Growth III GP, LLC
Its: General Partner

By:	/s/ Joe Kaiser
Name: Joe Kaiser
Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Purchase Agreement as of the date first written above.

LENDER:

GREYCROFT GROWTH III, L.P.

By: Greycroft Growth III, LLC,
its General Partner

By:	/s/ Ian Sigalow
Name: Ian Sigalow
Title: Authorized Signatory

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Purchase Agreement as of the date first written above.

LENDER:

HADI PARTOVI INVESTMENTS LLC

By:	/s/ Anne F. Macdonald
Name: Anne F. Macdonald
Title: Manager

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Purchase Agreement as of the date first written above.

LENDER:

2015-P SERIES OF SYLVINA CAPITAL LP

By: Sylvina GP Inc.
Its: General Partner

By:	/s/ Eugene Mesgar
Name: Patrick Pohlen
Title: COO

Address: 548 Market St #27721
San Francisco, CA 94104

Email: em@sylvinacap.com

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Purchase Agreement as of the date first written above.

LENDER:

BULLVC FUND, LLC

By:	/s/ Shawn Bercuson
Name: Patrick Pohlen
Title: General Partner

Address: 5141 Virginia Way, Suite 100
Brentwood, TN 37027

Email: shawn@bullvc.com

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Purchase Agreement as of the date first written above.

LENDER:

JEFFREY AND LIESL WILKE REVOCABLE TRUST

By:	/s/ Jeffrey Wilke
Name: Jeffrey Wilke
Title: Trustee

Address: 508 Yale Ave N., #316
Seattle, WA 98109

Email: jandlwilke@msn.com

[SIGNATURE PAGE TO THE AMENDMENT OF NOTE AND WARRANT
PURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO NOTES OF MNTN, INC.]